Exhibit 99.1  ALL PRESS RELEASES SINCE NOVEMBER 11, 2004 to DECEMBER 31, 2004.

Tiger Telematics' Gizmondo on show with Microsoft and Nvidia

Gizmondo to feature on Microsoft and Nvidia stands at International CES exhibition ahead of US launch

LONDON, 22nd December, 2004 - Gizmondo Europe Ltd, subsidiary of Jacksonville, Floridabased

Tiger Telematics Inc. (other OTC, TGTL), today confirmed the company will be exhibiting the multi-entertainment device at the forthcoming Consumer Electronics Show (CES) in Las Vegas, Nevada, as well as being featured on the Microsoft and Nvidia stands. The event running from Jan. 6-9, 2005, will introduce the feature-packed Gizmondo to the U.S. market, ahead of the soon-to-be-announced, late-Q1 2005 launch date.

The annual show attracts over 140,000 technology hungry visitors each year, all eager to sample new products, pick up the latest gadgetry, and listen to keynote speakers divulge their thoughts regarding the year ahead.

Gizmondo will be featured on the Microsoft Corp. stand (# 7145, Central Hall) profiling the strengths of the Windows CE technology and onboard Windows Media Player. It will also be demonstrating the capabilities of the new GoForce 4500 3D graphics accelerator on the Nvidia stand (#35311), which lies at the gaming heart of the device.

"Our goal with Windows Embedded is to arm device-makers like Gizmondo with the components they need to quickly and easily deliver compelling devices to their customers," said Scott Horn, senior director, Mobile and Embedded Devices Division at Microsoft Corp. "Gizmondo's cutting-edge mobile entertainment device is a great example of the kind of innovation possible on Windows CE."

Gizmondo will also be wowing crowds at its own stand (#70037, Central Plaza), where demonstrators will be on hand to guide show-goers through the GPS, SMS/MMS and email communication features, gaming and entertainment functions.

Carl Freer, managing director of Gizmondo, says: "This year's CES marks the start of our launch campaign for Gizmondo in North America, and to be featured on the show floor with Microsoft and Nvidia is a great boost for our presence. We have high expectations for the U.S. market, and this will be our first opportunity to put finished devices in the hands of consumers."

The Gizmondo is powered by Microsoft Windows CE advanced real-time operating system, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 NVIDIA graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location-based services, is equipped with Bluetooth for use in multiplayer gaming and accepts MMC card accessories.

The Gizmondo device and its games are currently launching in the U.K. during the fourth quarter 2004, and in North American and Continental Europe markets during the first quarter 2005.

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a nextgeneration mobile entertainment device. Launched in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com
The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

###

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics' Gizmondo gets the message
Emailing added to already bulging feature arsenal

London,  10th  December  2004 - Gizmondo  Europe Ltd  (Gizmondo),  subsidiary of
Jacksonville, Florida-based Tiger Telematics Inc (Other OTC: TGTL), today confirmed a downloadable software upgrade will be offered, enabling the remarkable new handheld multi-entertainment device to send and receive emails wirelessly via GRPS.

In addition to text and picture messaging (SMS and MMS) functionality, users will be able to configure their POP3/IMAP accounts on the Gizmondo giving them email access on the move anywhere in the world covered by tri-band GPRS. This facility to send and receive emails, forward, and even attach files, will broaden the device's appeal as a lifestyle component further still.

Other practical applications announced today include an alarm clock, currency converter, and a calculator. These join a packed feature list of console quality gaming, music and movie players, GPS with optional Satellite Navigation, Bluetooth connectivity, and a digital camera.

Carl Freer, Managing Director of Gizmondo, says: "These new features reinforce the Gizmondo's practicality. The emphasis will always be on entertainment, but email is such an integral part of our daily lives, adding this functionality to the device makes it an even more attractive proposition."

The Gizmondo device and its games are currently launching in the UK during the fourth quarter 2004, and in Continental Europe and North American markets during the first quarter 2005.

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics' Gizmondo Pre-Orders Surge
Online pre-orders take off as TV campaign kicks in

London, 2nd December 2004 - Gizmondo Europe Ltd (Gizmondo), subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (Other OTC: TGTL), today confirmed pre-order figures following the first TV teaser campaign, which began airing on terrestrial, satellite and cable across Europe in the last couple of weeks.

Over 560,000 pre-orders have been recorded since the new official website www.Gizmondo.com went live on 29th October. The majority of pre-orders originated from outside the UK, apparently from early adopters trying to purchase units ahead of the US and pan-European roll outs, scheduled for Q1 2005
- further evidence of mounting anticipation across the globe.

Niclas Hermansson, Ogilvy Interactive, says: "Online activity has been increasing. We're now recording over 250,000 unique sessions a week on the website, and have had up to 500,000 hits a day. There were over 40,000 unique sessions recorded within two minutes of the first TV ad being aired."

"This is a fantastic affirmation of interest in Gizmondo," said Carl Freer, Managing Director of Gizmondo, "We believe that realistically at least a half of these pre-orders will move to retail sales as availability in the stores ramps up in each territory. Nevertheless, these numbers bode extremely well for Gizmondo."

The Gizmondo device and its games are currently launching in the UK during the fourth quarter 2004, and in Continental Europe and North American markets during the first quarter 2005. The Company cannot project the ultimate number of orders it may receive for the device.

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forwardlooking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forwardlooking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Tiger Telematics' Gizmondo
Wows the Crowds
Gizmondo shows off its talents at Ireland's biggest consumer show

London, 1st December 2004 - Gizmondo Europe Ltd (Gizmondo), subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (Other OTC: TGTL), celebrated an ecstatic reception of the multi-entertainment handheld at the weekend's Toys for Big Boys show in Dublin, Ireland.

Some of the first Gizmondo units out of production were unveiled to thousands of judicious early adopters, from 25-28th November, at Ireland's premiere consumer show. This annual event, sponsored by Stuff Magazine, is a renowned venue for showcasing the latest technology and must-have gadgetry.

Visitors from all over Ireland flocked to the Gizmondo stand where staff were inundated with requests for hands-on demonstrations. The games on display were all running with the newly integrated Nvidia GoForce 3D graphics accelerator. Also being demonstrated were the MP3 and MPEG4 audio and movie players, but one of the biggest hits was the GPS functionality and location-based services Carl Freer, Managing Director, Gizmondo, said: "It was a great show for Gizmondo, people were genuinely amazed at what it can do. Shows like this are a vital link to our launch demographic." Jamie Robertson, Head of Sales, Gizmondo, said: "We were overwhelmed with the enthusiasm everyone had for the product. The show gave us some great exposure ahead of the launch in Ireland".

The Gizmondo device and its games are currently launching in the UK during the fourth quarter 2004, and in Continental Europe and North American markets during the first quarter 2005.

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Tiger Telematics and Gizmondo
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.